Note 25 - Fresh Start Accounting	12 Months Ended
Dec. 31, 2015
Fresh Start Accounting [Abstract]
Fresh Start Accounting [Text Block]

NOTE 25: FRESH START ACCOUNTING

In connection with the Company’s emergence from chapter 11, Kodak applied the provisions of fresh start accounting to its financial statements as (i) the holders of existing voting shares of the Predecessor Company received less than 50% of the voting shares of the emerging entity and (ii) the reorganization value of Kodak’s assets immediately prior to confirmation was less than the post-petition liabilities and allowed claims. Kodak applied fresh start accounting as of September 1, 2013.

Upon the application of fresh start accounting, Kodak allocated the reorganization value to its individual assets based on their estimated fair values. Reorganization value represents the fair value of the Successor Company’s assets before considering liabilities. The excess reorganization value over the fair value of identified tangible and intangible assets is reported as goodwill.

Reorganization Value

In support of the Plan, the enterprise value of the Successor Company was estimated to be in the range of $875 million to $1.4 billion.  As part of determining the reorganization value, Kodak estimated the enterprise value of the Successor Company to be $1 billion utilizing the guideline public company method and discounted cash flow method.

To estimate fair value utilizing the guideline public company method, Kodak applied valuation multiples, derived from the operating data of publicly-traded benchmark companies, to the same operating data of Kodak. The comparable public company analysis identified a group of comparable companies giving consideration to lines of business and markets served, size and geography. The valuation multiples were derived based on projected financial measures of revenue and earnings before interest, taxes, depreciation and amortization (“EBITDA”) and applied to projected operating data of Kodak. The range of multiples for the comparable companies was between .2x-.9x of revenue and 2.5x-8.0x of EBITDA.

To estimate fair value utilizing the discounted cash flow method, Kodak established an estimate of future cash flows for the period ranging from September 1, 2013 to December 31, 2022 and discounted the estimated future cash flows to present value. The expected cash flows for the period September 1, 2013 to December 31, 2017 were based on the financial projections and assumptions utilized in the disclosure statement. The expected cash flows for the period January 1, 2018 to December 31, 2022 were derived from earnings forecasts and assumptions regarding growth and margin projections, as applicable. A terminal value was included, calculated using the constant growth method, based on the cash flows of the final year of the forecast period.

The discount rate of 29% was estimated based on an after-tax weighted average cost of capital (“WACC”) reflecting the rate of return that would be expected by a market participant. The WACC also takes into consideration a company specific risk premium reflecting the risk associated with the overall uncertainty of the financial projections used to estimate future cash flows.

As the valuation approaches produced comparable ranges of enterprise value, Kodak selected equal weighting of the guideline public company method and discounted cash flow method to estimate the enterprise value.

The following table reconciles the enterprise value to the estimated fair value of Successor common stock as of the Effective Date:

(in millions, except share and per share value)
Enterprise value	$1,000
Plus: Cash and cash equivalents	898
Less: Other non-operating liabilities	18
Less: Fair value of debt and capitalized lease obligations	734
Less: Fair value of pension and other postretirement obligations	533
Less: Fair value of warrants	24
Fair value of Successor common stock	$589

Shares outstanding at September 3, 2013	41,753,211
Per share value	$14.11

The fair value of debt and capitalized lease obligations represents $44 million of short term borrowings, $14 million of capitalized lease obligations and $676 million of long-term debt. The fair value of long-term debt was determined based on a market approach utilizing market yields and was estimated to be approximately 97% of par value. The fair value of capitalized lease obligations was determined based on market rents while the fair value of short term debt approximated its carrying value.

The fair value of pension and other post retirement obligations was determined based on a discounted cash flow method of expected cash contributions/benefit payments for the period of September 1, 2013 to December 31, 2099. The expected cash contributions were discounted to present value using a discount rate of 3.5%.

The fair value of the warrants was estimated using a Black-Scholes pricing model with the following assumptions: implied stock price of $14.11; strike price of $14.93 for 125% warrants and $16.12 for 135% warrants; expected volatility of 47% for 125% warrants and 48% for 135% warrants; expected dividend rate of 0.0%; risk free interest rate of 1.67%; expiration date of five years.

The following table reconciles the enterprise value to the estimated reorganization value as of the Effective Date:

(in millions)
Enterprise value	$1,000
Plus: Cash and cash equivalents	898
Plus: Fair value of noncontrolling interests	10
Plus: Fair value of non-debt liabilities	2,088
Less: Fair value of pension and other postretirement obligations	533
Reorganization value of Successor assets	$3,463

The fair value of non-debt liabilities represents total liabilities of the Successor Company on the Effective Date less Short term borrowings and current portion of long-term debt, Long-term debt, net of current portion, $14 million in capital lease obligations and $18 million in other non-operating liabilities.

Consolidated Statement of Financial Position

The adjustments set forth in the following consolidated Statement of Financial Position reflect the effect of the consummation of the transactions contemplated by the Plan (reflected in the column “Reorganization Adjustments”) as well as fair value adjustments as a result of the adoption of fresh start accounting (reflected in the column “Fresh Start Adjustments”). The explanatory notes highlight methods used to determine fair values or other amounts of the assets and liabilities as well as significant assumptions or inputs.

(in millions)	Predecessor Company (a)	Reorganization Adjustments		Fresh Start Adjustments		Successor Company
ASSETS
Current Assets
Cash and cash equivalents	$1,070	$(172)	(1)	$—		$898
Restricted cash	24	98	(2)	—		122
Receivables, net	492	—		—		492
Inventories, net	435	—		67	(21)	502
Assets held for sale	109	—		8	(22)	117
Other current assets	77	8	(3)	(42)	(23)	42
		(1)	(4)
Total current assets	2,207	(67)		33		2,173
Property, plant & equipment, net	507	—		220	(24)	727
Goodwill	56	—		32	(25)	88
Intangible assets, net	43	—		192	(26)	235
Deferred income taxes	22	(21)	(3)	55	(23)	56
Other long-term assets	202	15	(5)	(26)	(27)	184
		8	(6)	(8)	(28)
		(8)	(7)	1	(29)
TOTAL ASSETS	$3,037	$(73)		$499		$3,463
LIABILITIES AND EQUITY (DEFICIT)
Current Liabilities
Accounts payable, trade	$317	$6	(8)	$—		$339
		3	(9)
		13	(10)
Short-term borrowings and current portion of long-term debt	681	(641)	(11)	—		44
		4	(12)
Other current liabilities	600	(17)	(13)	(8)	(30)	586
		(13)	(3)	(14)	(29)
		38	(14)
Liabilities held for sale	45	—		(3)	(22)	42
Total current liabilities	1,643	(607)		(25)		1,011
Long-term debt, net of current portion	370	(370)	(15)	11	(31)	676
		665	(16)
Pension and other postretirement liabilities	411	156	(17)	178	(29)	745
Other long-term liabilities	318	61	(17)	82	(23)	408
				(53)	(32)
Liabilities subject to compromise	2,475	(2,475)	(17)	—		—
Total liabilities	5,217	(2,570)		193		2,840

Equity (Deficit)
Common stock (Successor)	—	—	(18)	—		—
Additional paid in capital (Successor)	—	540	(18)	73	(33)	613
Common stock (Predecessor)	978	(978)	(19)	—		—
Additional paid in capital (Predecessor)	1,105	(1,105)	(19)	—		—
Retained earnings (deficit)	2,446	(1,671)	(20)	(775)	(34)	—
Accumulated other comprehensive loss	(1,008)	—		1,008	(34)	—
	3,521	(3,214)		306		613
Less: Treasury stock (Predecessor)	(5,711)	5,711	(19)	—		—
Total Eastman Kodak Company shareholders' (deficit) equity	(2,190)	2,497		306		613
Noncontrolling interests	10	—		—		10
Total equity (deficit)	(2,180)	2,497		306		623
TOTAL LIABILITIES AND EQUITY (DEFICIT)	$3,037	$(73)		$499		$3,463

(a)

On the Effective Date, Kodak completed the sale of substantially all of its assets constituting the Personalized Imaging and Document Imaging businesses to KPP Holdco Limited. This transaction has been reflected in the Predecessor Company period. Refer to Note 27, “Discontinued Operations” for additional information.

Reorganization adjustments

(1)	Reflects the net cash payments recorded as of the Effective Date from implementation of the Plan:

(in millions)
Sources:
Net proceeds from Emergence Credit Facilities	$664
Proceeds from Rights Offerings	406
Total sources		$1,070
Uses:
Repayment of Junior DIP Term Loans	$644
Repayment of Second Lien Notes	375
Claims paid at emergence	94
Funding of escrow accounts	113
Other fees and expenses	16
Total uses		1,242
Net uses		$(172)

Other fees and expenses represent $7 million payment for accrued and unpaid interest related to the repayment of debt and $9 million payment for emergence and success fees, which is included in Reorganization items, net in the Consolidated Statement of Operations.

(2)

Reflects the funding of $80 million to the professional fee escrow account for professional fees accrued at emergence and $18 million related to the EBP Settlement Agreement. Refer to Note 24, “Emergence from Voluntary Reorganization under Chapter 11 Proceedings” for additional information regarding the EBP Settlement Agreement.

(3)

Reflects the expiration of tax attributes, which was fully offset by a corresponding decrease in Kodak’s U.S. valuation allowance, as a result of the Debtors’ emergence from chapter 11 bankruptcy proceedings. Refer to Note 14, “Income Taxes” for additional information.

(4)

Represents the write-off of unamortized debt issuance costs of $1 million related to the Junior DIP Credit Agreement upon repayment in full of all outstanding term loans on the Effective Date. This amount has been included in Reorganization items, net in the Consolidated Statement of Operations.

(5)	Represents the funding of $15 million in cash collateralization for letters of credit under the ABL Credit Facility.
(6)	Represents $8 million of debt issuance costs incurred related to the Emergence Credit Facilities.
(7)

Represents the write-off of $5 million of deferred debt issuance costs upon repayment in full of all loans outstanding under the 9.75% senior secured notes due 2018 and 10.625% senior secured notes due 2019 and the write-off of $3 million of deferred equity issuance costs. These amounts have been included in Reorganization items, net in the Consolidated Statement of Operations.

(8)	Represents $6 million in claims expected to be satisfied in cash that were reclassified from Liabilities subject to compromise.
(9)	Represents $3 million of accrued expenses related to the Emergence Credit Facilities that have been deferred and recorded as part of Other Current assets.
(10)	Represents $13 million in success fees accrued upon emergence that have been included in Reorganization items, net in the Consolidated Statement of Operations.
(11)

On the Effective Date, the Company repaid in full all term loans outstanding under the Junior DIP Credit Agreement for an aggregate remaining principal amount of approximately $644 million offset by $3 million of unamortized debt discount that was written off upon repayment of the debt and is included in Reorganization items, net in the Consolidated Statement of Operations.

(12)	Represents $4 million of principal amount recorded as short-term borrowings pursuant to the terms of the Emergence Credit Facility.
(13)

On the Effective Date, the Company paid $7 million of accrued and unpaid interest related to the repayment of debt and $10 million in administrative claims that was included within Other current liabilities.

(14)

Represents $29 million in claims expected to be settled in cash and $9 million of liabilities that have been retained by Kodak in accordance with the Plan that have been reclassified from Liabilities subject to compromise.

(15)

On the Effective Date, the Company repaid in full all loans outstanding under the 9.75% senior secured notes due 2018 and 10.625% senior secured notes due 2019 for an aggregate principal amount of approximately $375 million offset by $5 million of unamortized debt discount that was written off upon repayment of the debt and is included in Reorganization items, net in the Consolidated Statement of Operations.

(16)

Upon issuance of the Term Loans under the Emergence Credit Facility, the Company received net proceeds of approximately $669 million, of which $4 million of the principal amount of the loans is recorded as short-term borrowings pursuant to the terms of the Emergence Credit Facility.

(17)	Liabilities subject to compromise were settled as follows in accordance with the Plan:

(in millions)
Liabilities subject to compromise of the Predecessor Company (LSTC)		$2,475
Cash payments at emergence from LSTC		(84)
Claims expected to be satisfied in cash		(35)
Liabilities reinstated at emergence:
Pension and other postretirement liabilities	(156)
Environmental obligations	(61)
Other current liabilities	(9)
Total liabilities reinstated at emergence		(226)
Fair value of equity issued to unsecured creditors		(85)
Fair value of warrants issued to unsecured creditors		(24)
Gain on settlement of liabilities subject to compromise		$2,021

Refer to explanation #18 for the determination of fair value for equity issued to unsecured creditors.

(18)

Reflects the issuance of 34 million shares of common stock at a per share price of $11.94 in connection with the Rights Offering, 6 million shares of common stock issued to the holders of general unsecured and retiree committee unsecured claims valued at $14.11 per share, 1.7 million shares of common stock valued at $14.11 per share issued to the Backstop Parties in connection with the Backstop Commitment Agreement, 0.1 million shares of common stock issued under Kodak’s 2013 Omnibus Incentive Plan on the Effective Date, and issuance of warrants valued at $24 million.

(19)	Reflects the cancellation of Predecessor Company equity to retained earnings.
(20)	Reflects the cumulative impact of the reorganization adjustments discussed above:

(in millions)
Gain on settlement of liabilities subject to compromise	$2,021
Fair value of shares issued to Backstop Parties and employees	(25)
Write-off of unamortized debt discounts and debt issuance costs	(14)
Success fees accrued at emergence	(13)
Emergence and success fees paid at emergence	(9)
Write-off of deferred equity issuance costs	(3)
Net gain on reoganization adjustments	1,957
Cancellation of Predecessor Company equity	(3,628)
Net impact to Retained earnings (deficit)	$(1,671)

The net gain on reorganization adjustments has been included in Reorganization items, net in the Consolidated Statement of Operations.

Fresh Start adjustments

(21)

An adjustment of $67 million was recorded to increase the net book value of inventories to their estimated fair value, which was determined as follows:

•Fair value of finished goods inventory were determined based on the estimated selling price less costs to sell, including disposal and holding period costs, and a reasonable profit margin on the selling and disposal effort.

•Fair value of work-in-process was determined based on the estimated selling price once completed less total costs to complete the manufacturing effort, costs to sell, including disposal and holding period costs, and a reasonable profit on the remaining manufacturing, selling and disposal effort.

•Fair value of raw materials was determined based on current replacement costs.

The following table summarizes the components of inventory as of August 31, 2013, and the fair value at September 1, 2013:

	Successor	Predecessor
(in millions)	As of September 1, 2013	As of August 31, 2013
Finished goods	$280	$235
Work in process	120	99
Raw materials	102	101
Total	$502	$435

(22)	Represents fair value adjustment to the assets and liabilities of the Company’s Personalized Imaging and Document Imaging businesses in delayed close countries.
(23)	Represents the net decrease in tax assets and tax liabilities associated with adjustments for fresh start accounting.
(24)

An adjustment of $220 million was recorded to increase the net book value of property, plant and equipment to estimated fair value. Fair value was determined as follows:

•The market, sales comparison or trended cost approach was utilized for land, buildings and building improvements. This approach relies upon recent sales, offerings of similar assets or a specific inflationary adjustment to original purchase price to arrive at a probable selling price.

•The cost approach was utilized for machinery and equipment. This approach considers the amount required to construct or purchase a new asset of equal utility at current prices, with adjustments in value for physical deterioration, and functional and economic obsolescence. Physical deterioration is an adjustment made in the cost approach to reflect the real operating age of an asset with regard to wear and tear, decay and deterioration that is not prevented by maintenance. Functional obsolescence is the loss in value or usefulness of an asset caused by inefficiencies or inadequacies of the asset, as compared to a more efficient or less costly replacement asset with newer technology. Economic obsolescence is the loss in value or usefulness of an asset due to factors external to the asset, such as the economics of the industry, reduced demand, increased competition or similar factors.

The following table summarizes the components of property, plant and equipment, net as of August 31, 2013, and the fair value at September 1, 2013:

	Successor	Predecessor
(in millions)	As of September 1, 2013	As of August 31, 2013
Land	$114	$35
Buildings and building improvements	180	189
Machinery and equipment	402	252
Construction in progress	31	31
Total	$727	$507

For property, plant and equipment owned at September 1, 2013, the depreciable lives were revised to reflect the remaining estimated useful lives. Refer to Note 1, “Basis of Presentation and Significant Accounting Policies” for additional information.

(25)

This adjustment eliminated the Predecessor goodwill balance of $56 million and records Successor goodwill of $88 million, which represents the reorganizational value of assets in excess of amounts allocated to identified tangible and intangible assets, as follows:

Successor
(in millions)	As of September 1, 2013
Reorganization value of Successor assets	$3,463
Less: Fair value of Successor assets (excluding goodwill)	3,375
Reorganization value of Successor assets in excess of fair value - Successor goodwill	$88

Refer to Note 5, “Goodwill and Other Intangible Assets” for Successor goodwill by reportable segment.

(26)

The net adjustment of $192 million reflects the write-off of existing intangibles of $43 million and an adjustment of $235 million to record the fair value of intangibles, determined as follows:

a.Trade names of $54 million were valued using the income approach, specifically the relief from royalty method based on the following significant assumptions:

          i.Forecasted revenues attributable to the trade names ranging from September 1, 2013 to December 31, 2023, including a terminal year with growth rates ranging from 0% to 3%;

          ii.Royalty rates ranging from .5% to 1% of expected net sales determined with regard to comparable market transactions and profitability analysis;

          iii.Discount rates ranging from 27% to 32%, which were based on the after-tax weighted-average cost of capital; and

          iv.Kodak anticipates using its trade name for an indefinite period.

b.Technology based intangibles of $131 million were valued using the income approach, specifically the relief from royalty method based on the following significant assumptions:

          i.Forecasted revenues attributable to the respective technologies for the period ranging from September 1, 2013 to December 31, 2025;

          ii.Royalty rates ranging from 1% to 16% determined with regard to comparable market transactions and cash flows of the respective technologies;

          iii.Discount rates ranging from 29% to 34%, based on the after-tax weighted-average cost of capital; and

          iv.Economic lives ranging from 4 to 12 years.

c.Customer related intangibles of $39 million were valued using the income approach, specifically the multi-period excess earnings approach based on the following significant assumptions:

          i.Forecasted revenues and profit margins attributable to the current customer base for the period ranging from September 1, 2013 to December 31, 2024;

          ii.Attrition rates ranging from 2.5% to 20%;

          iii.Discount rates ranging from 29% to 38%, based on the after-tax weighted-average cost of capital; and

          iv.Economic lives ranging from 3 to 10 years.

d.In-process research and development of $9 million was determined using the income approach, specifically the multi-period excess earnings method based on the following significant assumptions:

          i.Forecasted revenues attributable to the respective research and development projects for the period of September 1, 2013 to December 31, 2019;

          ii.Discount rate of 40% based on the after-tax weighted-average cost of capital adjusted for perceived risks inherent in the individual assets; and

          iii.Economic life of 6 years.

e.In addition, the Company recorded the fair value of other intangibles of $2 million primarily related to favorable contracts and leasehold improvements that were favorable relative to available market terms.

(27)	Represents the write-off of deferred costs under various licensing transactions now being reflected in intangible assets.
(28)	Represents the write-off of unamortized debt issuance costs related to the Emergence Credit Facilities.
(29)	Represents the revaluation of pension and other postretirement obligations. Refer to Note 16, “Retirement plans “and Note 17, ”Other postretirement benefits” for additional information.
(30)	Represents the revaluation of deferred revenues to the fair value of Kodak’s related future performance obligations.
(31)	Represents the write-off of unamortized debt discounts related to the Emergence Credit Facilities based on the fair value of debt.
(32)

Represents $38 million decrease in capitalized lease obligations determined based on market rents, $19 million decrease related to the remeasurement of employee benefit obligations offset by net $4 million increase in fair value adjustment related to asset retirement obligations and other miscellaneous liabilities.

(33)	Reflects the increase in fair value of the 34 million shares of common stock issued in connection with the Rights Offering from $11.94 to $14.11 per share.
(34)	Reflects the cumulative impact of fresh start adjustments as discussed above and the elimination of the Predecessor Company’s accumulated other comprehensive loss.

(in millions)
Establishment of Successor goodwill	$88
Elimination of Predecessor goodwill	(56)
Establishment of Successor intangibles	235
Elimination of Predecessor intangibles	(43)
Inventory fair value adjustment	67
Property, plant & equipment fair value adjustment	220
Pension and other postretirement obligations fair value adjustment	(178)
Rights offering fair value adjustment	(73)
Long-term debt fair value adjustment	(11)
Other assets and liabilities fair value adjustments	53
Net gain on fresh start adjustments	302
Tax impact on fresh start adjustments	(69)
Elimination of Predecessor accumulated other comprehensive loss	(1,008)
Net impact on Retained earnings (deficit)	$(775)

The net gain on fresh start adjustments has been included in Reorganization items, net in the Consolidated Statement of Operations.